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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2007
                                                         -----------------

                          NEW ENGLAND BANCSHARES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Maryland                       0-51589              04-3693643
        --------                       ---------            ----------
(State or other Jurisdiction of       (Commission          (IRS Employer
incorporation or organization)        File Number)         Identification No.)

                 855 Enfield Street, Enfield, Connecticut 06082
                 ----------------------------------------------
                    (Address of principal executive offices)

                                 (860) 253-5200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
                -----------

         On December 10, 2007, the Board of Directors of New England Bancshares, Inc. (the "Company"), the holding company for Enfield Federal Savings and Loan Association and Valley Bank, amended Sections 1 and 2 of Article I, Sections 6 and 13 of Article II, Sections 4, 5 and 7 of Article III, Section 1 of Article IV and Section 1 of Article V of the Company's Bylaws to indicate that certain enumerated powers could be exercised by both the President and/or the Chief Executive officer to reflect that such positions are currently held by two individuals. Additionally, Article I, Section 6 was amended to indicate that the Chief Executive Officer, rather than the President, would chair a stockholder meeting in the absence of the Chairman of the Board. Lastly, Article III was revised to separately define the roles of the President and the Chief Executive Officer. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable

         (b)    Pro Forma Financial Information:  Not applicable

         (c)    Shell Company Transactions:  Not applicable

         (d)    Exhibits

                Number          Description
                ------          -----------

                3.1             Amended and Restated Bylaws of New England
                                Bancshares, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: December 11, 2007                            By: /s/ David J. O'Connor
                                                        ------------------------
                                                        David J. O'Connor
                                                        Chief Executive Officer